UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 13, 2005
Coeur d’Alene Mines Corporation
(Exact Name of Registrant as Specified in Charter)

Idaho	1-8641	82-0109423

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Front Ave., P.O. Box “I”, Coeur d’Alene, Idaho	83816

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (208) 667-3511
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 5.1
EXHIBIT 99.1

ITEM 8.01. OTHER EVENTS.
     In connection with the public offering of common stock described immediately below, Coeur d’Alene Mines Corporation (the “Company”) is hereby filing certain exhibits. See “Item 9.01 Financial Statements and Exhibits.”
     On April 20, 2004, the Company filed, pursuant to Rule 415 under the Securities Act of 1933, as amended, a Registration Statement on Form S-3, including a prospectus contained therein, which, as amended, was declared effective on October 28, 2004. On September 14, 2005, the Company filed a prospectus supplement, dated September 13, 2005, relating to the underwritten public offering of 9,863,014 shares of the Company’s common stock, par value $1.00 per share, consisting entirely of shares to be issued by the Company. The press release of the Company dated September 13, 2005 in respect of the offering is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (c) Exhibits:
     The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 13, 2005, by and between the Company and Deutsche Bank Securities Inc.

5.1	Opinion Letter of Kelli Kast, Esq. regarding the legality of the Shares.

23.1	Consent of Kelli Kast, Esq. (included as part of Exhibit 5.1).

99.1	Press Release of the Company dated September 13, 2005.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation
Date: September 14, 2005	By:	/s/ James A. Sabala
		Name:	James A. Sabala
		Title:	Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 13, 2005, by and between the Company and Deutsche Bank Securities Inc.

5.1	Opinion Letter of Kelli Kast, Esq. regarding the legality of the Shares.

23.1	Consent of Kelli Kast, Esq. (included as part of Exhibit 5.1).

99.1	Press Release of the Company dated September 13, 2005.

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